Exhibit 10.3

Execution Version

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT dated as of May 3, 2019 is made by the entity listed on the signature page hereof (the “Grantor”), in favor of Piney Lake Opportunities ECI Master Fund LP (“Piney Lake”), as Collateral Agent for the benefit of the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

Introductory Statement

WHEREAS, pursuant to the Loan Agreement dated as of dated as of May 3, 2019 (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”) among C-PAK Consumer Product Holdings LLC, a Delaware limited liability company (“C-PAK”), and C-PAK Consumer Product IP SPV LLC, a Delaware limited liability company (“C-PAK IP”, and collectively, jointly and severally with C-PAK, the “Borrowers”, and each individually, a “Borrower”), C-Pak Consumer Product Intermediate Holdings SPV I LLC (“Holdings”), the Subsidiaries of Holdings that are Guarantors or become Guarantors thereunder pursuant to Section 8.10 thereof, the Lenders from time to time party thereto, Piney Lake as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and Piney Lake as the Collateral Agent, the Lenders made Term Loans to the Borrowers on and subject to the terms and conditions set forth therein; and

WHEREAS, in connection with the Loan Agreement, the Grantor is party to a Guaranty and Security Agreement dated as of May 3, 2019 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Guaranty and Security Agreement”), pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, and to induce the Agents and the Lenders to enter into the Loan Agreement, to induce the Lenders to make their respective Term Loans to the Borrowers thereunder, and to induce the Agents to act in their respective agency capacities thereunder, and intending to be legally bound, the Grantor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

Section 1. Defined Terms. All uppercase terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement.

Section 2. Grant of Security Interest in Trademark Collateral. The Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the Grantor, hereby pledges, collaterally assigns and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties, a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of the Grantor (the “Trademark Collateral”):

(a) all of its Trademarks and all Trademark Licenses providing for the grant by or to the Grantor of any right in, to or under any Trademark, including those referred to on Schedule 1 hereto;

(b) all renewals and extensions of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(d) all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof. Notwithstanding the foregoing, there shall be no security interest or Lien on any Trademark application that is filed on an “intent-to-use” basis (until such time as a statement of use is filed with respect to such application and duly accepted by the United States Patent and Trademark Office).

Section 3. Guaranty and Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the Liens and security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the Guaranty and Security Agreement. The Grantor hereby acknowledges and agrees that the rights and remedies of the Collateral Agent and the obligations of the Grantor with respect to the Liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement conflicts with any provision of the Guaranty and Security Agreement, the Guaranty and Security Agreement shall govern.

Section 4. Grantor Remains Liable. The Grantor hereby agrees that, anything herein to the contrary notwithstanding, the Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their Trademark and the IP Licenses subject to a security interest hereunder.

Section 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 6. GOVERNING LAW. THIS TRADEMARK SECURITY AGREEMENT AND THE VALIDITY, INTERPRETATION, CONSTRUCTION, AND PERFORMANCE HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ANY CLAIM BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS REQUIRING APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 7. WAIVER OF JURY TRIAL; DISPUTE RESOLUTION; JURISDICTION; VENUE; SERVICE OF PROCESS. THE GRANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS TRADEMARK SECURITY AGREEMENT. EACH PARTY FURTHER AGREES THAT THE TERMS AND PROVISIONS OF SECTION 8.17 OF THE GUARANTY AND SECURITY AGREEMENT (“WAIVER OF JURY TRIAL; DISPUTE RESOLUTION; JURISDICTION; VENUE; SERVICE OF PROCESS”) ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.

Section 8. Miscellaneous. The terms and provisions of Sections 8.1, 8.2, 8.4, 8.6, 8.7, 8.8 and 8.9 of the Guaranty and Security Agreement (“Amendments and Waivers”; “Notices”; “Successors and Assigns”; “Counterparts”; “Severability”; “Section Headings”; “Integration”) are hereby incorporated herein by reference, and shall apply to this Trademark Security Agreement mutatis mutandis as if fully set forth herein. This Trademark Security Agreement shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

[signatures begin on next page]

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be duly executed and delivered as of the date first above written.

C-PAK Consumer Product IP SPV LLC, a Delaware limited liability company

By:	C-PAK Consumer Product Holdings LLC, its sole member and manager

By:	/s/ Sam Ross
Sam Ross, President and Chief Operating Officer

[Signature Page to Trademark Security Agreement]

Agreed and Accepted

As of the Date First Written Above:

PINEY LAKE OPPORTUNITIES ECI

MASTER FUND LP, as Collateral Agent

By: Piney Lake Capital Management LP, as

Advisor

By:	/s/ Michael Lazar
Name:	Michael B. Lazar
Title:	President

[Signature Page to Trademark Security Agreement]

SCHEDULE 1

TO

TRADEMARK SECURITY AGREEMENT

Logo	Name	Application Date	Application Number	Registration Date	Registration Number

	CREAM SUDS	24-Oct-2016	87213234	10-Oct-2017	5304982

	JOY	09-Oct-1948	71566767	21-Mar-1950	522721

	JOY (stylized & Lemon device 16 color)	05-Dec-2016	87256621	23-Jan-2018	5388018

	JOY (stylized & Orange device 16 color)	05-Dec-2016	87256624

	POWERFUL CLEANING! A LITTLE GOES A LONG WAY! (Joy 06)	23-Jan-2006	78796886	23-Oct-2007	3321020